00163034

180 P1 03/16

SUPPLEMENT DATED March 23, 2016

TO THE PROSPECTUS DATED SEPTEMBER 1, 2015 OF

Franklin Strategic Series

Franklin Flex Cap Growth Fund

I.          The Board of Trustees of Franklin Strategic Series recently approved a proposal to reorganize the Franklin Flex Cap Growth Fund (the “Fund”) with and into the Franklin Growth Opportunities Fund. It is anticipated that in the second quarter of 2016, shareholders of the Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization.  If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about August 26, 2016.

            Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on April 25, 2016, the Fund will be closed to all new investors except as noted below.  Existing investors who had an open and funded account on April 25, 2016, can continue to invest in the Fund through exchanges and additional purchases after such date.  The following categories of investors may continue to open new accounts in the Fund after the close of market on April 25, 2016:  (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on April 25, 2016; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on April 25, 2016. The Fund will not accept any additional purchases after the close of market on or about August 19, 2016. The Fund reserves the right to change this policy at any time.

II.     Effective May 1, 2016, the portfolio management team of the Franklin Flex Cap Growth Fund, under the “FUND SUMMARY – Portfolio Managers” section beginning on page 7, is revised as follows:

            Portfolio Managers

Matthew J. Moberg, CPA   Vice President of Advisers and portfolio manager of the Fund since 2000.

Robert Stevenson, CFA   Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2013.

III.       Effective May 1, 2016, the portfolio management team of the Franklin Flex Cap Growth Fund, under the “FUND DETAILS – Management” section beginning on page 42, is revised as follows:

            The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

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Matthew J. Moberg, CPA   Vice President of Advisers

Mr. Moberg has been a portfolio manager of the Fund since 2000 and assumed duties of lead portfolio manager of the Fund in May 2016.  He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1998.

Robert Stevenson, CFA   Portfolio Manager and Research Analyst of Advisers

Mr. Stevenson has been a portfolio manager of the Fund since 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2004.

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Please keep this supplement with your prospectus for future reference.

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